U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  --------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) June 7, 2007
                                                           ------------


                                GREATBATCH, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


         Delaware                       1-16137                   16-1531026
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)


        9645 Wehrle Drive, Clarence, New York                   14031
--------------------------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code (716) 759-6901
                                                           --------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240 14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).


--------------------------------------------------------------------------------

Item 8.01      Other Events.
               -------------

               On June 7, 2007, Greatbatch, Inc. ("Greatbatch") announced that the Securities and Exchange Commission has declared effective its registration statement on Form S-3 (File No. 333-142400) relating to resales by selling securityholders of its 2 1/4% Subordinated Convertible Debentures due 2013, issued pursuant to an indenture dated as of March 28, 2007, by and between Greatbatch and Manufacturers and Traders Trust Company, as trustee, as amended by the First Supplemental Indenture thereto, and the shares of Greatbatch's common stock issuable upon conversion of the debentures. A copy of the press release, dated June 7, 2007, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.
               ----------------------------------

               (c)      Exhibits

               99.1     Press release dated June 7, 2007



--------------------------------------------------------------------------------

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: June 7, 2007                     GREATBATCH, INC.


                                        By: /s/ Thomas J. Mazza
                                            ------------------------------------
                                                Thomas J. Mazza
                                                Senior Vice President and
                                                Chief Financial Officer



--------------------------------------------------------------------------------

EXHIBIT
NUMBER          DESCRIPTION
-------         -----------

99.1*           Press release dated June 7, 2007



-------------------
* filed herewith





--------------------------------------------------------------------------------